UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 3, 2004


                          Premier Alliance Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

          000-50502                                    20-0443575
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  (Commission File Number)                (IRS Employer Identification Number)

                4521 Sharon Road, Suite 300, Charlotte, NC 28211
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                    (Address of Principal Executive Offices)

                                 (704) 521-8077
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              (Registrant's Telephone Number, Including Area Code)

                             Continuum Group C Inc.
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           On December 3, 2004, Premier Alliance Group, Inc. (formerly known as Continuum Group C Inc.) (1) dismissed Marcum & Kliegman LLP ("M&K") as its independent accountant responsible for auditing its financial statements and
(2) retained Scharf Pera & Co., PLLC ("Scharf Pera") as its new independent accountants.

           M&K's report on Premier Alliance Group's financial statements for the year ended December 31, 2002, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, except that it was modified to indicate that the company had not commenced principal operations as of December 31, 2002, that there was no assurance that the company would have the ability to carry out its business plan without raising sufficient debt or equity financing, that although the company intended to secure funding through a private placement and, ultimately, a public offering of its common stock, there could be no assurance that they would be successful, and that these factors raised substantial doubt as to the company's ability to continue as a going concern.

           The decision to dismiss M&K and retain Scharf Pera was unanimously approved by Premier Alliance Group's board of directors.

           From the date of the last audited financial statements through the date of dismissal, Premier Alliance Group had no disagreements, whether or not resolved, with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved the M&K's satisfaction, would have caused M&K to make reference to the subject matter of the disagreement in connection with its report. There were no events otherwise reportable under Item 304(a)(1)(iv) of Regulation S-B.

           During Premier Alliance Group's two most recent fiscal years, Premier Alliance Group did not consult Scharf Pera regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Premier Alliance Group's financial statements.

           Premier Alliance Group provided M&K with a copy of this report. Attached as Exhibit 16.1 is a copy of a letter from M&K agreeing with the statements made in this report.

ITEM 9        FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.   Description
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16.1          Letter dated December 22, 2004, from Marcum & Kliegman LLP to the
              Securities and Exchange Commission

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PREMIER ALLIANCE GROUP, INC.

Dated: December 22, 2004                        By: /s/ Mark S. Elliott
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                                                    Mark S. Elliott, President